SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, D.C.  20549



                             FORM 8-K



                          CURRENT REPORT



              Pursuant to Section 13 or 15(d) of the
                  Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  FEBRUARY 20, 1996


                  THE STROBER ORGANIZATION, INC.
      (Exact Name of Registrant as specified in its charter)


     DELAWARE                  0-15339                 11-2822910
(State or other jurisdiction  Commission          IRS Employer
     of incorporation)        File Number         Identification No.


550 HAMILTON AVENUE, BROOKLYN, NEW YORK                          11232

    (Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code(718) 832-1212

                                           N/A

  (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT.)

ITEM 5. OTHER EVENTS. On February 20, 1996, the Registrant issued a Press Release, the text of which is attached hereto as Exhibit 20.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS.



(c)   EXHIBITS

EXHIBIT                                              PAGE WHERE
NUMBER                DESCRIPTION                    LOCATED
   20                  Press Release dated            5
                       February 20, 1996

                                  SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    THE STROBER ORGANIZATION, INC.



                                    By:/S/ DAVID J. POLISHOOK
				    -------------------------------------
                                       DAVID J. POLISHOOK, Chief Financial
                                       Officer

                           THE STROBER ORGANIZATION, INC.

                                 EXHIBIT INDEX
                                      TO
                            FORM 8-K CURRENT REPORT




EXHIBIT                                              PAGE WHERE
NUMBER                DESCRIPTION                    LOCATED
20                    Press Release dated            5
                      February 20, 1996

FOR:        THE STROBER ORGANIZATION, INC.
            550 HAMILTON AVE, BROOKLYN, NEW YORK 11232

FROM:       David Polishook, Chief Financial Officer
            (718) 832-1212


                                FOR IMMEDIATE RELEASE


      Brooklyn, New York, February 20, 1996--Robert J. Gaites, Chairman of the Board of Directors of The Strober Organization, Inc. announced today that the Company has retained Hill Thompson Capital Markets, Inc. as its financial advisor to explore strategic alternatives in order to maximize stockholder value, including the possible merger or sale of all or part of the Company.

      The Company is a supplier of building materials to professional contractors in the commercial, residential and renovation construction sectors. The Company operates eleven building supply centers in New York, New Jersey, Connecticut and Pennsylvania.

      The Strober Organization, Inc. trades on the NASDAQ National Market System under the symbol STRB.


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